UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 9, 2009

The Penn Traffic Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-8858	25-0716800
(Commission File Number)	(IRS Employer Identification No.)

1200 State Fair Boulevard
Syracuse, New York	13221-4737
(Address of Principal Executive Offices)	(Zip Code)

(315) 453-7284
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 9, 2009, The Penn Traffic Company (the “Company”) reported its results of operations for the first quarter ended June 9, 2009.  A copy of the press release issued by the Company concerning the foregoing is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibit No.	Exhibit
99.1	Press Release, dated June 9, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

THE PENN TRAFFIC COMPANY

By:	/s/ Daniel J. Mahoney
Name: Daniel J. Mahoney
Title: SVP, General Counsel

Dated:  June 9, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release, dated June 9, 2009